UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Rosemary Ave. Ste. 219 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 465-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On March 16, 2015, in connection with the appointment of Michael Luetkemeyer as Interim Chief Executive Officer, the Company entered into an employment agreement with Mr. Luetkemeyer (the “Employment Agreement”).

Under the Employment Agreement, Mr. Luetkemeyer is employed as the Company’s Interim Chief Executive Officer, effective as of January 20, 2015, at an annual salary of $300,000. The Employment Agreement shall remain in effect until June 30, 2015 (the “Term”), unless earlier terminated or extended. Mr. Luetkemeyer has additionally agreed to forego directors’ fees, stock grants or other compensation for his service as a member of the Company’s Board of Directors (the “Board”) for the duration of the Term.

The Employment Agreement may be terminated prior to the expiration of the Term by either party upon 30 days’ written notice. In the event either party provides such notice, Mr. Luetkemeyer would be entitled to receive payment of his annual salary accrued up to and including the date of termination or resignation and payment of any unreimbursed expenses, in accordance with the Company’s business reimbursement policy. At the election of the Board, the Employment Agreement may be extended at any time for any such additional term as determined in the Board’s sole discretion.

The Employment Agreement binds Mr. Luetkemeyer to customary confidentiality and intellectual property covenants.

The foregoing summary of the Employment Agreement between the Company and Mr. Luetkemeyer does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Employment Agreement, effective as of January 20, 2015, by and between Forward Industries, Inc. and Michael Luetkemeyer.

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current expectations and projections about its future results, performance, prospects and opportunities.  The Company has tried to identify these forward-looking statements by using words such as “may,” “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate” and similar expressions.  These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  No assurance can be given that the actual results will be consistent with the forward-looking statements.  Investors should read carefully the factors described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Form 10-K for the year ended September 30, 2014 for information regarding risk factors that could affect the Company’s results.  Except as otherwise required by Federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Dated: March 17, 2015	By:	/s/ Michael Luetkemeyer
		Name:	Michael Luetkemeyer
		Title:	Interim President